Business Combination	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Combination

3.	Business Combination
As discussed in Note 1, on August 25, 2021, the Company completed the Business Combination pursuant to the Merger Agreement. Upon closing of the Business Combination, the combined company was renamed eFFECTOR Therapeutics, Inc.
As a result of the Business Combination, each share of Old eFFECTOR preferred stock and common stock was converted into the right to receive approximately 0.09657 shares of the Company’s common stock (the “Common Stock”) for an aggregate of 30,021,762 shares of common stock issued in the Business Combination. Former holders of shares of Old eFFECTOR common stock (including shares received as a result of the conversion of Old eFFECTOR preferred stock and the exercise of Old eFFECTOR warrants) and former holders of options to purchase shares of Old eFFECTOR will also be entitled to receive their pro rata share of up to
5,000,000 earn-out shares
(the
“Earn-Out
Shares”) of Common Stock if, on or prior to August 26, 2023, the closing share price of shares of common stock equals or exceeds $20.00 over at least 20 trading days within a 30-day trading
period (the “Triggering Event”) and, in respect of each former holder of Old eFFECTOR stock options, such holder continues to provide services to the Company or one of its subsidiaries at the time of such Triggering Event. The
Earn-Out
Shares will also be earned and issuable in the event of a change in control of the Company on or prior to August 26, 2023 that results in the holders of common stock receiving a per-share price
equal to or in excess of $20.00.
Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 6,070,003 newly-issued shares of Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $60.7 million (the “PIPE Financing”). At the closing, we consummated the PIPE Financing. A total of 10,347,611 shares of common stock were issued in connection with the close of the Business Combination, inclusive of the PIPE Financing shares and shares held by LWAC sponsor and public investors.
In connection with the closing of the Business Combination, the LWAC sponsor received 4,056,250 shares of eFFECTOR common stock, of which 300,000 shares were subject to vesting if, on or prior to August 25, 2024, the price of shares of common stock equals or exceeds $15.00 per share for a period of at least 20 trading days out of 30 consecutive trading days ending on the trading day immediately prior to the date of determination (the “Sponsor Shares”). The 300,000 sponsor shares subject to vesting meet the criteria for equity classification, but are not considered outstanding from an accounting perspective. These shares are considered issued but not outstanding as of December 31, 2021 and have been excluded from outstanding shares in the calculation of net income per share for the year ended December 31, 2021.

After giving effect to the Business Combination, and the consummation of the PIPE Financing, there were 40,669,373 shares of Common Stock issued and 40,369,373 shares of Common Stock issued and outstanding. In connection with the closing of the Business Combination, options to purchase shares of Old eFFECTOR common stock were converted, at an exchange ratio of approximately 0.09657, into options to purchase an aggregate of 3,920,657 shares of Common Stock, with a weighted-average exercise price of $1.56 per share.
Pursuant to the terms of the Merger Agreement, the Company’s shareholders exchanged their interests in the Company for shares of common stock of eFFECTOR. In addition, awards under the Company’s existing equity incentive plans, including the 2013 Plan, continue in full force and effect on the same terms and conditions as were previously applicable to such awards, subject to adjustments to the exercise price and number of shares of common stock issuable upon exercise based on the final exchange ratio of approximately 0.09657.
Gross proceeds from this transaction totaled approximately $67.0 million, which included funds held in LWAC’s trust and operating accounts and the completion of a concurrent sale of 6,070,003 shares of Common Stock at a purchase price of $10.00 per share in the PIPE Financing. The transaction was accounted for as a “reverse recapitalization” in accordance with US GAAP. Under the reverse recapitalization model, the Business Combination was treated as eFFECTOR issuing equity for the net assets of LWAC, with no goodwill or intangible assets recorded. Under this method of accounting, LWAC was treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Business Combination, eFFECTOR stockholders have a majority of the Board of the combined company, comprise all of the ongoing operations of the combined entity, comprise a majority of the governing body of the combined company, and eFFECTOR management comprises all of the senior management of the combined company. All periods prior to the Business Combination have been retroactively adjusted using the Exchange Ratio for the equivalent number of shares outstanding immediately after the Business Combination to effect the reverse recapitalization.
In connection with the Business Combination, the Company raised $52.9 million of net proceeds. This amount was comprised of $6.3 million of cash held in LWAC’s trust and operating accounts from its initial public offering and $60.7 million of cash in connection with the PIPE Financing, less LWAC’s transaction costs and underwriters’ fees of $11.1 million. Old eFFECTOR also incurred $3.0 million of transaction costs, consisting of banking, legal, and other professional fees which were recorded as a reduction to additional paid-in
capital.
The Company assessed the instruments issued in the Business Combination to determine the allocation of transaction costs between additional paid-in-capital and expense with an immaterial amount being allocated to expense.
In addition to the net proceeds disclosed above, the Company also assumed $0.9 million of net liabilities of LWAC upon closing of the Business Combination.
The following summarizes the common stock outstanding following the consummation of the Business Combination, PIPE Financing and the automatic cashless exercise of Old eFFECTOR warrants:

	Shares	%
Old eFFECTOR Stockholders	30,021,762	74.4%
LWAC Stockholders	521,358	1.3%
LWAC Founders (1)	3,756,250	9.3%
PIPE Investors	6,070,003	15.0%

Total	40,369,373	100.0%

(1)	Excludes 300,000 Sponsor Shares subject to vesting that are not considered outstanding from an accounting perspective.